MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND



FUND LOGO




Semi-Annual Report

January 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point

Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000

rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
The volatility within the municipal market during the past six months stands in sharp contrast to the relative stability that typified the environment for the first half of last year. The degree and suddenness of the decline caught many investors by surprise as few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis had been placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. Consequently, yield ratios on long-term municipal bonds are once again approaching 100% of Treasury bond yields and therefore represent one of the more compelling values in the fixed-income marketplace.

Despite a somewhat more robust supply in contrast to the contraction in new-issue volume experienced throughout the country, developments within the Oregon municipal market mirrored those of the overall marketplace. At the beginning of the six months ended January 31, 2000, our investment outlook was for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable returns for the Fund. While we achieved modest success through the use of selective restructuring, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term interest rates at their highest level in over two years, we have turned our efforts to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.

We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board monetary policy combined with a favorable seasonal outlook for municipal bonds suggest that a more constructive outlook may soon be warranted.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



March 3, 2000




Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results*
                                                     6 Month           12 Month        Since Inception    Standardized
As of January 31, 2000                             Total Return      Total Return        Total Return     30-Day Yield
ML Oregon Municipal Bond Fund Class A Shares           -4.23%            -7.01%             +26.01%           4.10%
ML Oregon Municipal Bond Fund Class B Shares           -4.47             -7.48              +21.96            3.75
ML Oregon Municipal Bond Fund Class C Shares           -4.41             -7.47              +27.26            3.65
ML Oregon Municipal Bond Fund Class D Shares           -4.17             -7.00              +30.78            3.99

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 8/27/93 for Class A & Class B
 Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -4.79%         -8.59%
Five Years Ended 12/31/99                  +6.21          +5.35
Inception (8/27/93)
through 12/31/99                           +3.92          +3.25

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                        -5.27%         -8.91%
Five Years Ended 12/31/99                  +5.68          +5.68
Inception (8/27/93)
through 12/31/99                           +3.39          +3.39

 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -5.35%         -6.26%
Five Years Ended 12/31/99                  +5.57          +5.57
Inception (10/21/94)
through 12/31/99                           +5.01          +5.01

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -4.88%         -8.68%
Five Years Ended 12/31/99                  +6.11          +5.25
Inception (10/21/94)
through 12/31/99                           +5.54          +4.71

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
S&P        Moody's     Face
Ratings    Ratings    Amount                          Issue                                                      Value

Oregon--74.8%
AAA        Aaa       $  500   Columbia County, Oregon, School District No. 502, GO, 5.05%**
                              due 6/01/2018 (d)                                                                  $   164

BBB+       NR*          900   Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                              (Gross-Merle West Medical Center Project), 7.10% due 9/01/2024                         912

AAA        Aaa          600   Marion County, Oregon, Union High School District No.007J (Silverton), GO,
                              7% due 6/01/2004 (b)(f)                                                                653

AAA        Aaa          600   Morrow County, Oregon, School District No. 001, GO, 6% due 6/01/2007 (a)               632

NR*        Aa3          500   Multnomah County, Oregon, COP, Series A, 4.75% due 8/01/2017                           422

AAA        Aaa          500   Northern Oregon Corrections, Oregon, Gilliam Hood River, Sherman/Wasco, GO,
                              5.40% due 9/15/2016 (c)                                                                477

AAA        Aaa          800   Northwest Regional Education Service District, Oregon, GO, 5% due 6/15/2019 (a)        712

AAA        Aaa        2,220   Oregon Health Sciences University, Revenue Refunding Bonds, Series A,
                              5.73%** due 7/01/2021 (a)                                                              590

AAA        Aaa          500   Oregon State Department of Administrative Services, COP, Refunding, Series A,
                              4.75% due 5/01/2015 (c)                                                                432

AAA        Aaa          500   Oregon State Department of Administrative Services, COP, Series A,
                              6.25% due 5/01/2017 (c)                                                                513

NR*        Baa2         500   Oregon State Economic Development Revenue Refunding Bonds (Georgia Pacific Corp.
                              Project), AMT, Series 183, 5.70% due 12/01/2025                                        430

AA         Aa2          500   Oregon State, GO (State Board of Higher Education), Series B, 5.50% due 8/01/2029      454

                              Oregon State Housing and Community Services Department, Mortgage Revenue
                              Refunding Bonds (S/F Mortgage Program), Series A:
NR*        Aa2          420     6.40% due 7/01/2018                                                                  427
NR*        Aa2          250     AMT, 6.20% due 7/01/2027                                                             242

BBB+       Baa2         750   Oregon State Solid Waste Disposal Facilities, Economic Development Revenue
                              Bonds (USG Corporation Project), AMT, Series 192, 6.40% due 12/01/2029                 708

AAA        Aaa          950   Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                              International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(f)                  1,076

BBB+       A3           500   Port Umpqua, Oregon, PCR, Refunding (International Paper Co. Projects),
                              Series A, 5.05% due 6/01/2009                                                          476


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
S&P        Moody's     Face
Ratings    Ratings    Amount                          Issue                                                      Value

Oregon (concluded)
AAA        Aaa       $1,000   Portland, Oregon, Sewer System Revenue Refunding Bonds, Series A, 5%
                              due 6/01/2014 (d)                                                                  $   915

AAA        Aaa          700   Tillamook County, Oregon, GO, 6.25% due 1/01/2005 (d)(f)                               744

AA         NR*          500   Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds,
                              Series One, 5.65% due 6/01/2029                                                        454

AAA        Aaa          750   Washington County, Oregon, Unified Sewer Agency, Sewer Revenue Refunding Bonds,
                              Senior Lien, Series A, 5.75% due 10/01/2012 (d)                                        768

Puerto Rico--21.6%

AAA        Aaa        2,720   Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (c)                        3,089
AAA        Aaa          400   Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T,
                              6.80% due 7/01/2005 (b)(e)                                                             432

Total Investments (Cost--$15,732)--96.4%                                                                          15,722

Other Assets Less Liabilities--3.6%                                                                                  590
                                                                                                                 -------
Net Assets--100.0%                                                                                               $16,312
                                                                                                                 =======


(a)MBIA Insured.
(b)FSA Insured.
(c)AMBAC Insured.
(d)FGIC Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(f)Prerefunded
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

   See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$15,731,633)                                    $ 15,721,809
                    Cash                                                                                         556,083
                    Receivables:
                      Securities sold                                                      $    491,109
                      Interest                                                                  168,555
                      Variation margin                                                              310          659,974
                                                                                           ------------
                    Prepaid registration fees and other assets                                                     2,910
                                                                                                            ------------
                    Total assets                                                                              16,940,776
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      514,329
                      Beneficial interest redeemed                                               34,737
                      Dividends to shareholders                                                  12,785
                      Distributor                                                                 5,348
                      Investment adviser                                                          2,648          569,847
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        58,995
                                                                                                            ------------
                    Total liabilities                                                                            628,842
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 16,311,934
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     29,710
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        114,231
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         22,567
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         10,701
                    Paid-in capital in excess of par                                                          18,522,497
                    Accumulated realized capital losses on investments--net                                   (2,377,948)
                    Unrealized depreciation on investments--net                                                   (9,824)
                                                                                                            ------------
                    Net assets                                                                              $ 16,311,934
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,734,229 and 297,100 shares of
                    beneficial interest outstanding                                                         $       9.20
                                                                                                            ============
                    Class B--Based on net assets of $10,513,990 and 1,142,314 shares of
                    beneficial interest outstanding                                                         $       9.20
                                                                                                            ============
                    Class C--Based on net assets of $2,078,660 and 225,674 shares of
                    beneficial interest outstanding                                                         $       9.21
                                                                                                            ============
                    Class D--Based on net assets of $985,055 and 107,012 shares of
                    beneficial interest outstanding                                                         $       9.21
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $    510,658

Expenses:           Investment advisory fees                                               $     49,416
                    Professional fees                                                            34,838
                    Printing and shareholder reports                                             33,448
                    Account maintenance and distribution fees--Class B                           28,243
                    Accounting services                                                          26,250
                    Account maintenance and distribution fees--Class C                            7,193
                    Transfer agent fees--Class B                                                  3,414
                    Pricing fees                                                                  2,032
                    Registration fees                                                             1,923
                    Custodian fees                                                                1,642
                    Transfer agent fees--Class A                                                    724
                    Transfer agent fees--Class C                                                    705
                    Account maintenance fees--Class D                                               696
                    Trustees' fees and expenses                                                     679
                    Transfer agent fees--Class D                                                    349
                    Other                                                                         1,022
                                                                                           ------------
                    Total expenses before reimbursement                                         192,574
                    Reimbursement of expenses                                                   (31,446)
                                                                                           ------------
                    Total expenses after reimbursement                                                           161,128
                                                                                                            ------------
                    Investment income--net                                                                       349,530
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (279,666)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                          (875,716)
Loss on                                                                                                     ------------
Investments         Net Decrease in Net Assets Resulting from Operations                                    $   (805,852)
--Net:                                                                                                      ============


                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                            January 31,         July 31,
Increase (Decrease) in Net Assets:                                                              2000              1999
Operations:         Investment income--net                                                 $    349,530     $    849,360
                    Realized gain (loss) on investments--net                                   (279,666)         442,353
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (875,716)      (1,085,454)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations            (805,852)         206,259
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (61,987)        (131,116)
Shareholders:         Class B                                                                  (214,118)        (537,290)
                      Class C                                                                   (44,214)        (110,267)
                      Class D                                                                   (29,211)         (70,687)
                    Realized gain on investments--net:
                      Class A                                                                    (1,173)              --
                      Class B                                                                    (4,537)              --
                      Class C                                                                      (915)              --
                      Class D                                                                      (533)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (356,688)        (849,360)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (2,452,150)        (853,320)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                             (3,614,690)      (1,496,421)
                    Beginning of period                                                      19,926,624       21,423,045
                                                                                           ------------     ------------
                    End of period                                                          $ 16,311,934     $ 19,926,624
                                                                                           ============     ============

                    See Notes to Financial Statements.




Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997      1996
Per Share           Net asset value, beginning of period              $   9.82   $  10.11  $  10.00  $   9.52   $   9.40
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .20        .43       .47       .47        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.62)      (.29)      .11       .48        .12
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.42)       .14       .58       .95        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.20)      (.43)     (.47)     (.47)      (.48)
                      Realized gain on investments--net                     --++       --        --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.20)      (.43)     (.47)     (.47)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.20   $   9.82  $  10.11  $  10.00   $   9.52
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (4.23%)+++  1.33%     5.93%    10.27%      6.52%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.38%*     1.16%      .89%      .78%       .53%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.73%*     1.51%     1.24%     1.22%      1.17%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.29%*     4.25%     4.62%     4.88%      5.06%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,734   $  3,031  $  3,103  $  3,232   $  3,904
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  42.06%     60.26%    36.31%    40.62%    103.61%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997      1996
Per Share           Net asset value, beginning of period              $   9.82   $  10.11  $  10.00  $   9.52   $   9.40
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .38       .42       .42        .44
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.62)      (.29)      .11       .48        .12
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.44)       .09       .53       .90        .56
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.18)      (.38)     (.42)     (.42)      (.44)
                      Realized gain on investments--net                     --++       --        --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.18)      (.38)     (.42)     (.42)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.20   $   9.82  $  10.11  $  10.00   $   9.52
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (4.47%)+++   .82%     5.39%     9.72%      5.97%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.89%*     1.67%     1.40%     1.29%      1.04%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.24%*     2.02%     1.75%     1.73%      1.68%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.78%*     3.75%     4.11%     4.37%      4.55%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 10,514   $ 12,421  $ 14,965  $ 17,888   $ 21,542
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  42.06%     60.26%    36.31%    40.62%    103.61%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class C

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997      1996
Per Share           Net asset value, beginning of period              $   9.82   $  10.12  $  10.00  $   9.53   $   9.40
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .37       .41       .41        .43
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.61)      (.30)      .12       .47        .13
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.43)       .07       .53       .88        .56
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.18)      (.37)     (.41)     (.41)      (.43)
                      Realized gain on investments--net                     --++       --        --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.18)      (.37)     (.41)     (.41)      (.43)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.21   $   9.82  $  10.12  $  10.00   $   9.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (4.41%)+++   .63%     5.39%     9.50%      5.97%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.99%*     1.77%     1.50%     1.39%      1.16%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.34%*     2.12%     1.85%     1.83%      1.79%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.68%*     3.64%     4.01%     4.28%      4.45%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,079   $  2,705  $  2,549  $  2,063   $  1,555
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  42.06%     60.26%    36.31%    40.62%    103.61%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class D

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997      1996
Per Share           Net asset value, beginning of period              $   9.82   $  10.11  $  10.00  $   9.52   $   9.39
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .20        .42       .46       .46        .47
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.61)      (.29)      .11       .48        .13
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.41)       .13       .57       .94        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.20)      (.42)     (.46)     (.46)      (.47)
                      Realized gain on investments--net                     --++       --        --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.20)      (.42)     (.46)     (.46)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.21   $   9.82  $  10.11  $  10.00   $   9.52
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (4.17%)+++  1.23%     5.82%    10.17%      6.52%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.48%*     1.27%      .99%      .90%       .63%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.83%*     1.62%     1.34%     1.32%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.19%*     4.15%     4.52%     4.76%      4.97%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    985   $  1,770  $    806  $    399   $    173
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  42.06%     60.26%    36.31%    40.62%    103.61%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transac-tions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2000, FAM earned fees of $49,416, of which $31,446 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                        Account
                      Maintenance    Distribution
                          Fee             Fee

Class B                  .25%            .25%
Class C                  .25%            .35%
Class D                  .10%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                MLFD      MLPF&S

Class D                         $11        $150

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $12,455 and $1,186 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $7,209,919 and $9,988,544, respectively.

Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments               $(298,669)     $  (9,824)
Financial futures contracts            19,003             --
                                    ---------      ---------
Total                               $(279,666)     $  (9,824)
                                    =========      =========

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $9,824, of which $545,673 related to appreciated securities and $555,497 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $15,731,633.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,452,150 and $853,320 for the six months ended
January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                          Dollar
Months Ended January 31, 2000         Shares        Amount

Shares sold                            11,355    $   107,178
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,477         42,269
                                  -----------    -----------
Total issued                           15,832        149,447
Shares redeemed                       (27,554)      (260,411)
                                  -----------    -----------
Net decrease                          (11,722)   $  (110,964)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            48,530    $   498,190
Shares issued to shareholders
in reinvestment of dividends            8,458         85,918
                                  -----------    -----------
Total issued                           56,988        584,108
Shares redeemed                       (54,976)      (557,027)
                                  -----------    -----------
Net increase                            2,012    $    27,081
                                  ===========    ===========

Class B Shares for the Six                          Dollar
Months Ended January 31, 2000         Shares        Amount

Shares sold                            60,644    $   570,120
Shares issued to shareholders
in reinvestment of dividends
and distributions                       8,247         77,895
                                  -----------    -----------
Total issued                           68,891        648,015
Automatic conversion of shares         (3,392)       (32,156)
Shares redeemed                      (188,463)    (1,790,112)
                                  -----------    -----------
Net decrease                         (122,964)   $(1,174,253)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           247,050    $ 2,528,521
Shares issued to shareholders
in reinvestment of dividends           20,295        206,486
                                  -----------    -----------
Total issued                          267,345      2,735,007
Automatic conversion of shares         (2,706)       (27,775)
Shares redeemed                      (479,089)    (4,873,473)
                                  -----------    -----------
Net decrease                         (214,450)   $(2,166,241)
                                  ===========    ===========

Class C Shares for the Six                          Dollar
Months Ended January 31, 2000         Shares        Amount

Shares sold                             3,579    $    34,134
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,869         27,160
                                  -----------    -----------
Total issued                            6,448         61,294
Shares redeemed                       (56,072)      (534,840)
                                  -----------    -----------
Net decrease                          (49,624)   $  (473,546)
                                  ===========    ===========


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           115,073    $ 1,177,617
Shares issued to shareholders
in reinvestment of dividends            6,629         67,435
                                  -----------    -----------
Total issued                          121,702      1,245,052
Shares redeemed                       (98,227)      (987,740)
                                  -----------    -----------
Net increase                           23,475    $   257,312
                                   ==========    ===========

Class D Shares for the Six                          Dollar
Months Ended January 31, 2000         Shares        Amount

Shares sold                             8,652    $    82,867
Automatic conversion of shares          3,392         32,156
Shares issued to shareholders
in reinvestment of dividends
and distributions                         720          6,813
                                  -----------    -----------
Total issued                           12,764        121,836
Shares redeemed                       (86,031)      (815,223)
                                  -----------    -----------
Net decrease                          (73,267)   $  (693,387)
                                  ===========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           108,087    $ 1,105,169
Automatic conversion of shares          2,706         27,775
Shares issued to shareholders
in reinvestment of dividends            2,096         21,304
                                  -----------    -----------
Total issued                          112,889      1,154,248
Shares redeemed                       (12,343)      (125,720)
                                  -----------    -----------
Net increase                          100,546    $ 1,028,528
                                  ===========    ===========

5. Capital Loss Carryforward:
At July 31, 1999, the Fund had a net capital loss carryforward of approximately $1,912,000, of which $679,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Oregon Municipal Bond Fund
January 31, 2000


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Robert R. Martin, Trustee of Merrill Lynch Oregon Municipal Bond
Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863